                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                  ----------

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported):  July 30, 1996

                                  VIACOM INC.
             ----------------------------------------------------
             Exact name of registrant as specified in its charter

    Delaware                         1-9553                         04-2949533
- ---------------                    ----------                       ----------
(State or other                    Commission                        (I.R.S.
jurisdiction                          File                           Employer
of incorporation)                   Number)                       Identification
                                                                       No.)


   1515 Broadway, New York, New York                               10036
- ---------------------------------------                         -----------
(Address of principal executive offices                          (Zip Code)


Registrant's telephone number,including Area code:     (212) 258-6000


                               Page 1 of 4 Pages
                        Exhibit Index Appears on Page 4

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Item 5.  Other Events

        On July 31, 1996, Viacom Inc. ("Viacom") completed the Exchange Offer and related transactions as described in its Schedule 13E-4 Issuer Tender Offer Statement filed with the Securities and Exchange Commission on June 24, 1996, as amended by Amendment No. 1 dated June 25, 1996, Amendment No. 2 dated July 19, 1996, Amendment No. 3 dated July 23, 1996, and Amendment No. 4 dated July 31, 1996 (as amended, the "Schedule 13E-4"). In the Exchange Offer, Viacom accepted 5,417,211 shares of its Class A Common Stock, par value $.01 per share, and 9,939,749 shares of its Class B Common Stock, par value $.01 per share, in exchange for 6,257,961 shares of VII Cable (as defined in the Schedule 13E-4).

        In connection with the transactions described in the Schedule 13E-4, Viacom Services (as defined in the Schedule 13E-4) assumed the outstanding public debt securities and certain of the guarantees of Viacom International (as defined in the Schedule 13E-4) pursuant to supplemental indentures (the "Supplemental Indentures"). In addition, (i) Viacom Services assumed certain other guarantees of Viacom International pursuant to assignment agreements (the "Assignment Agreements") and (ii) the guarantees by Viacom of the public indebtedness of Viacom International (which indebtedness has been assumed by Viacom Services) were amended by Viacom pursuant to amendments to such guarantees (the "Amendments to Guarantee").

        The Supplemental Indentures, Assignment Agreements and Amendments to Guarantee are attached as exhibits hereto and are incorporated by reference herein.

List of Exhibits
- ----------------

Exhibit
Number       Description
- -------      -----------
99.1         Press Release issued by Viacom Inc. dated July 30, 1996

99.2 Supplemental Indenture among Viacom Inc., Viacom International Inc., Viacom International Services Inc. and State Street Bank and Trust Company.

99.3 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Bank of New York.

99.4 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Bank of New York.

99.5 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Chase Manhattan Bank.

99.6 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Chase Manhattan Bank.

99.7 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.8 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.9 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.10 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.11        Amendment to Guarantee by Viacom Inc.

99.12        Amendment to Guarantee by Viacom Inc.

99.13        Amendment to Guarantee by Viacom Inc.

                                   SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         VIACOM INC.
                         Registrant

Date:  August 1, 1996    By:  /s/ Michael D. Fricklas
                              ---------------------------
                         Title:   Senior Vice President, Deputy
                                  General Counsel
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.     Description
- -----------     -----------
99.1            Press Release issued by Viacom Inc. dated July 30, 1996

99.2 Supplemental Indenture among Viacom Inc., Viacom International Inc., Viacom International Services Inc. and State Street Bank and Trust Company.

99.3 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Bank of New York.

99.4 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Bank of New York.

99.5 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Chase Manhattan Bank.

99.6 Supplemental Indenture among Viacom International Inc., Viacom International Services Inc. and The Chase Manhattan Bank.

99.7 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.8 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.9 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.10 Assignment Agreement between Viacom International Inc. and Viacom International Services Inc.

99.11           Amendment to Guarantee by Viacom Inc.

99.12           Amendment to Guarantee by Viacom Inc.

99.13           Amendment to Guarantee by Viacom Inc.